                                                                    EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-3) and related Prospectus of Equity Residential Properties Trust for the registration of $1,000,000,000 of its preferred shares, common shares, and depository shares and to the incorporation by reference therein of our reports indicated below with respect to the financial statements indicated below included or incorporated by reference in Equity Residential Properties Trust's filings as indicated below, filed with the Securities and Exchange Commission.


                                                              Date of
      Financial Statements                               Auditor's Report                     Filing
      --------------------                               ----------------                     ------
Consolidated financial statements and schedule       February 12, 1997 except           Annual Report on Form
of Equity Residential Properties Trust at            for Note 19, as to which           10-K, as amended by
December 31, 1996 and for the year then ended        the date is March 20, 1997         Form 10-K/A

Combined Statement of Revenue and Certain            November 12, 1997                  Current Report on Form
Expenses of the CAPREIT Acquired and Probable                                           8-K, as amended by
Properties for the year ended December 31,                                              Form 8-K/A dated
1996                                                                                    October 9, 1997

Combined Statement of Revenue and Certain            August 15, 1997                    Current Report on Form
Expenses of the Ameritech Pension Trust                                                 8-K, dated September
Probable Properties for the year ended                                                  17, 1997
December 31, 1996

Combined Statement  of Revenue and Certain           September 5, 1997                  Current Report on Form
Expenses of Paces on the Green and Paces                                                8-K, dated September
Station for the year ended December 31, 1996                                            17, 1997

Statement of Revenue and Certain Expenses of         July 17, 1997                      Current Report on Form
Cascade at Landmark for the year ended                                                  8-K dated August 15,
December 31, 1996                                                                       1997

Statement of Revenue and Certain Expenses of         July 2, 1997                       Current Report on Form
Sabal Palm Club (formerly known as Post                                                 8-K dated August 15,
Crossing (Pompano)) for the year ended                                                  1997
December 31, 1996

Statement of Revenue and Certain Expenses of         July 23, 1997                      Current Report on Form
Wood Creek (Pleasant Hill) for the year ended                                           8-K dated August 15,
December 31, 1996                                                                       1997

Statement of Revenue and Certain Expenses of         July 25, 1997                      Current Report on Form
LaMirage for the year ended December 31, 1996                                           8-K dated August 15,
                                                                                        1997

Statement of Revenue and Certain Expenses of         May 16, 1997                       Current Report on Form
Harborview for the year ended December 31,                                              8-K dated May 20, 1997
1996

Statement of Revenue and Certain Expenses of         May 6, 1997                        Current Report on Form
Trails at Dominion for the year ended December                                          8-K dated May 20, 1997
31, 1996

Statement of Revenue and Certain Expenses of         May 7, 1997                        Current Report on Form
Rincon for the year ended December 31, 1996                                             8-K dated May 20, 1997

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

                                                             Date of
      Financial Statements                               Auditor's Report                     Filing
      --------------------                               ----------------                     ------
Statement of Revenue and Certain Expenses of         May 12, 1997                       Current Report on Form
Waterford at the Lakes for the year ended                                               8-K dated May 20, 1997
December 31, 1996

Statement of Revenue and Certain Expenses of         May 16, 1997                       Current Report on Form
Lincoln Harbour for the year ended December                                             8-K dated May 20, 1997
31, 1996

Combined Statement of Revenue and Certain            May 9, 1997                        Current Report on Form
Expenses of Knights Castle and Club at                                                  8-K dated May 20, 1997
the Green for the year ended December 31, 1996

Combined Statements of Revenue and Certain           March 25, 1997                     Current Report on Form
Expenses  of the Zell/Merrill Properties                                                8-K dated May 20, 1997
for each of the three years in the period
ended December 31, 1996

Combined Statement of Revenue and Certain            May 17, 1996                        Current Report on Form 8-K,
Expenses of the 1996 Acquired Properties and                                             as amended by Form 8-K/A,
Probable Properties for the year ended                                                   dated May 23, 1996
December 31, 1995

Combined Statement of Revenue and Certain            November 7, 1996                    Current Report on Form 8-K,
Expenses for the 1996 Acquired Properties for                                            as amended by Form 8-K/A,
the year ended December 31, 1995                                                         dated November 15, 1996

Consolidated financial statements and schedule       February 10, 1997 except for        Joint Proxy
of Wellsford Residential Property Trust at           Note 13, as to which the            Statement/Prospectus dated
December 31, 1996 and 1995 and for each of the       date is February 28, 1997           April 25, 1997
three years in the period ended December 31,
1996

Consolidated financial statements and schedule       January 31, 1997                    Current Report on Form 8-K
of Evans Withycombe Residential, Inc. and                                                dated September 10, 1997
subsidiaries at December 31, 1996 and 1995 and
for each of the three years in the period
ended December 31, 1996

                                                       /s/ Ernst & Young LLP

                                                       Ernst & Young LLP

Chicago, Illinois
January 30, 1998